UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A-1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 15, 2011

PSM Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-151807	90-0332127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1112 N. Main Street, Roswell, NM	88201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (575) 624-4170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 9.01               Financial Statements and Exhibits

On March 16, 2011, our acquisition of United Community Mortgage Corporation (“UCMC”), a New Jersey corporation, was completed.  A report on Form 8-K disclosing the transaction was filed with the Commission on March 17, 2011.  The following audited financial statements of UCMC and pro forma financial information required pursuant to this item for this transaction are included with this amended report:

(a)           Financial statements of business acquired. (page 3)

Independent Auditor's Report - 2010  (page 3)
Balance Sheets at December 31, 2010 and 2009
Statements of Income for the Years Ended December 31, 2010 and 2009
Statements of Changes in Stockholders’ Equity for the Years Ended December 31, 2010 and 2009
Statements of Cash Flows for the Years Ended December 31, 2010 and 2009
Notes to Financial Statements for the Years Ended December 31, 2010 and 2009

Independent Auditor's Report - 2009  (page 14)
Balance Sheet at December 31, 2009
Statement of Income for the Year Ended December 31, 2009
Statement of Changes in Stockholders’ Equity for the Year Ended December 31, 2009
Statement of Cash Flows for the Year Ended December 31, 2009
Notes to Financial Statements for the Year Ended December 31, 2009

(b)           Pro forma financial information. (page 24)

Pro forma financial information required by this item is included in this amended report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

PSM Holdings, Inc.

Date: May 31, 2011	By:	/s/ Ron Hanna
Ron Hanna, President

(a)  Financial statements of business acquired.

UNITED COMMUNITY MORTGAGE CORPORATION

FINANCIAL REPORT
DECEMBER 31, 2010 AND 2009

UNITED COMMUNITY MORTGAGE CORPORATION
F.H.A. LICENSE NO. 12782-0000-5

CONTENTS

PAGE

INDEPENDENT AUDITOR'S REPORT - 2010	5

FINANCIAL STATEMENTS:

Balance Sheets	6

Statements of Income	7

Statements of Changes in Stockholders' Equity	8

Statements of Cash Flows	9

Notes to Financial Statements	10-13

INDEPENDENT AUDITOR’S REPORT

To the Stockholders of
United Community Mortgage Corporation
Keyport, New Jersey

I have audited the accompanying balance sheet of the United Community Mortgage Corporation as of December 31, 2010 and the related statements of income, changes in stockholders’ equity, and cash flows for the year then ended.  The financial statements are the responsibility of the Company’s management.  My responsibility is to express an opinion on these financial statements based on my audit. The financial statements of United Community Mortgage Corporation as of December 31, 2009, were audited by other auditors whose report dated March 27, 2010,expressed an unqualified opinion on those statements.

I conducted my audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. An audit also includes examining, on a test basis, evidence supporting the amount and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  I believe that my audit provide a reasonable basis for my opinion.

In my opinion, the 2010 financial statements referred to above present fairly, in all material respects, the financial position of the United Community Mortgage Corporation as of December 31, 2010, and the results of its operations, changes in stockholders’ equity, and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Matawan, New Jersey
April 12, 2011

UNITED COMMUNITY MORTGAGE CORPORATION
F.H.A. LICENSE NO. 12782-0000-5
BALANCE SHEETS
DECEMBER 31, 2010 AND 2009

ASSETS
	2010	2009
CURRENT ASSETS
Cash and equivalents	$228,469	$110,829
Other receivables	856,213	683,886
Mortgage loans available-for-sale	-	542,871

Total current assets	1,084,682	1,337,586

PROPERTY AND EQUIPMENT, Net of accumulated depreciation and amortization	19,219	43,469

OTHER ASSETS
Note receivable	-	550,000
Security deposits	8,375	10,439

Total other assets	8,375	560,439

TOTAL ASSETS	$1,112,276	$1,941,494

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$18,141	$35,360
Note payable - warehouse credit line	-	907,203

Total current liabilities	18,141	942,563

STOCKHOLDERS' EQUITY

Common stock, no par value; 1,000 share authorized; issued and outstanding	495,000	495,000
Preferred stock, $1,000 par value; 571.2 and 550 shares authorized; 2009 and 2010, respectively issued and outstanding	571,200	550,000
Retained earnings	27,935	(46,069)

Total stockholders' equity	1,094,135	998,931

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,112,276	$1,941,494

The accompanying notes are an integral part of these financial statements.

UNITED COMMUNITY MORTGAGE CORPORATION
F.H.A. LICENSE NO. 12782-0000-5
STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 2010 AND 2009

	2010	2009
REVENUE
Loan origination fees	$851,657	$2,067,709
Loss on sale of fixed asset	(7,000)	-

Total revenue	844,657	2,067,709

EXPENSES
Direct costs	95,558	664,378
Salaries	257,858	607,250
Payroll taxes and employee benefits	71,412	172,386
Occupancy	54,623	85,622
Advertising and promotion	8,096	16,454
Interest expense	48,285	167,447
Office supplies and expense	51,112	94,942
Telephone	18,745	29,727
Audit fees	11,100	18,000
Legal fees	9,410	4,300
Other professional fees	33,433	57,860
Insurance	9,027	16,421
Auto and travel	57,624	56,954
Repairs and maintenance	15,097	9,782
Miscellaneous	2,297	51,804
License and permits	7,392	4,812
Depreciation and amortization	17,250	17,250

Total expenses	768,319	2,075,389

INCOME (LOSS) FROM OPERATIONS	76,338	(7,680)

Provision for income taxes	2,334	2,345

NET INCOME (LOSS)	$74,004	$(10,025)

The accompanying notes are an integral part of these financial statements.

UNITED COMMUNITY MORTGAGE CORPORATION
F.H.A. LICENSE NO. 12782-0000-5
STATEMENTS OF CHANGES IN STOCKHOLDER' EQUITY
YEARS ENDED DECEMBER 31, 2010 AND 2009

	Common	Preferred	Retained
	Stock	Stock	Earnings	Total

BALANCE, JANUARY 1, 2009	$495,000	$550,000	$(36,044)	$1,008,956

Net loss	-	-	(10,025)	(10,025)

BALANCE, JANUARY 1, 2010	495,000	550,000	(46,069)	998,931

Issuance of Perferred Stock	-	21,200	-	21,200

Net income	-	-	74,004	74,004

BALANCE, DECEMBER 31, 2010	$495,000	$571,200	$27,935	$1,094,135

The accompanying notes are an integral part of these financial statements.

UNITED COMMUNITY MORTGAGE CORPORATION
F.H.A. LICENSE NO. 12782-0000-5
STATEMENTS OF CHANGES IN CASH FLOWS
YEARS ENDED DECEMBER 31, 2010 AND 2009

	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$74,004	$(10,025)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Loss on sale of fixed asset	7,000	-
Depreciation and amortization	17,250	17,250
Changes in operating assets and liabilities:
Mortgage loans available-for-sale	542,871	2,097,057
Other receivables	377,673	(451,192)
Security deposits	2,064	-
Accounts payable and accrued expenses	(17,219)	(47,015)

NET CASH PROVIDED BY OPERATING ACTIVITIES	1,003,643	1,606,075

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	-	(14,633)

NET CASH PROVIDED BY INVESTING ACTIVITIES	-	(14,633)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on note payable - warehouse credit line, net	(907,203)	(1,597,770)
Shareholder contribution	21,200	-
Repayment on long-term debt	-	(4,186)

NET CASH USED IN FINANCING ACTIVITIES	(886,003)	(1,601,956)

NET INCREASE (DECREASE) IN CASH	117,640	(10,514)

CASH, beginning of year	110,829	121,343

CASH, end of year	$228,469	$110,829

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid during the year for:
Interest	$48,285	$167,447
Income taxes	$1,560	$2,352

The accompanying notes are an integral part of these financial statements.

UNITED COMMUNITY MORTGAGE CORPORATION
NOTES TO THE FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2010 AND 2009

NOTE 1 - NATURE OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Nature of the Business – United Community Mortgage Corporation (the “Corporation”) was formed under the laws of the State of New Jersey. The Corporation is a HUD Approved Title II loan correspondent licensed In the State of New Jersey as a mortgage banker, whose principle activity is the origination of mortgages for assignment to other institutions.

Use of Estimates - The preparation of financial statements in conformity with general accepted accounting principles in the United States (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period.  Actual results could differ from those estimates.

Cash and Equivalents - The Corporation  considers all investments with a maturity date of three months or less to be cash equivalents.

Other Receivables – The other receivables arise in the normal course of business. It is the policy of management to review the outstanding other receivables at year end, as well as the bad debt write-offs experienced in the past, and establish an allowance for doubtful accounts for uncollectible amounts. No allowance for doubtful accounts has been established as of December 31, 2010 and 2009.

Mortgage Loans Available-for-Sale – Mortgage loans originated and intended for sale are carried at the lower of cost or estimated market value in the aggregate.

Revenue Recognition – Loan origination and other fees from loans originated for sponsoring lenders represent points, application fees, and premiums and recognized as income at closing. Loan origination and other fees from loans held for sale to investors represent points and application fees received at closing and premiums received upon sales of mortgages. These receipts are deferred until mortgages are sold, at which time they are recognized in income. Interest is recognized upon receipt at the date of the mortgage sale.

Property, Equipment and Depreciation – Property and equipment are carried at cost less accumulated depreciation. Depreciation of property and equipment is provided using the straight-line method over estimated useful lives. Expenditures for major renewals and betterment that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

UNITED COMMUNITY MORTGAGE CORPORATION
NOTES TO THE FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2010 AND 2009

NOTE 1 - NATURE OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Income Taxes – Current income taxes are based on the year’s tax table for Federal and State income tax reporting purposes. Deferred income taxes arise due to timing differences resulting from the recording of income and expense items in different periods.

In 2009, the Corporation adopted FASB ASC 740-10-05, Accounting for Uncertainty in Income Taxes. The Corporation recognizes the tax benefits from uncertain tax positions only if it is more likely than not that a tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. There was no cumulative effect on the Corporation resulting from the adoption of this new accounting principle.

Management has determined that there are no unrecognized tax benefits that will significantly increase or decrease over the next twelve months, nor has the Corporation incurred any interest or penalties related to income tax expense during the years ended December 31, 2010 and 2009.

Advertising Costs – Advertising costs for the years ended December 31, 2010 and 2009 were $8,096 and $16,454, respectively, and are charged to operations as incurred, and are included under advertising and promotion on the accompanying financial statements.

Subsequent Events – The Corporation has evaluated subsequent events through March 30, 2010, which is the date the financial statements were available to be issued.

NOTE 2 – MORTGAGE LOANS AVAILABLE-FOR-SALE AND WAREHOUSE LOANS PAYABLE:

Mortgage loans available-for-sale consist of the Corporation’s inventory of customer mortgage notes receivable. Mortgage loans available-for-sale are stated at the lower of aggregate cost, net of origination discounts, or market value. Market value is determined by purchase commitments from investors. The mortgages are subject to notes payable by the Corporation to a financial institution providing financing under a warehouse line-of-credit.

The Corporation maintains a warehouse line-of-credit with a financial institution for $3,000,000, used to fund mortgages held for sale to investors. Funds are advanced to the Corporation under the line-of-credit, subject to various terms and conditions specified in the mortgage warehouse loan and security agreement including the receipt by the lender of an assignment of the mortgages held for sale. The warehouse line-of-credit matures May 31, 2011.

Interest accrues on any funds advanced under the warehouse line-of-credit at varying rates, payable monthly. Interest incurred under the warehouse line-of-credit during the years ended December 31, 2010 and 2009 were $29,921 and $167,447, respectively.

Under the terms of the warehouse line-of-credit, the Corporation must meet certain minimum net worth requirements as well as comply with other restrictive covenants.

UNITED COMMUNITY MORTGAGE CORPORATION
NOTES TO THE FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2010 AND 2009

NOTE 3 – PROPERTY AND EQUIPMENT:

Property and equipment at December 31, 2010 and 2009 consist of the following:

	2010	2009
Furniture and equipment	$111,218	$111,218
Leasehold improvements	9,795	9,795
Software	1,272	1,272
Vehicle	-	7,000
	122,285	129,285
Less: Accumulated Depreciation	103,066	85,816
	$19,219	$43,469

NOTE 4 – CONCENTRATIONS OF CREDIT RISK:

The Corporation’s lending activities are concentrated in one-to-four family and home improvement loans that are secured by property located within the New Jersey area. HUD insured loans represented approximately for the years ended December 31, 2010 and 2009 73% and 1%, respectively,  of the originated loans. All originated loans insured by HUD must be assigned to HUD approved sponsors.

The Corporation maintains cash with various financial institutions. The Federal Deposit Insurance Corporation insures accounts at each institution up to $250,000. At times, cash balances may exceed insured limits.

NOTE 5 – RELATED PARTY TRANSCATIONS:

The Corporation rents office space from an entity controlled by the stockholder. Rent paid to the related entity was $6,250 and $15,000 in 2010 and 2009, respectively.

NOTE 6 – REGULATORY MATTERS:

The corporation is subject to various regulatory capital requirements administered by HUD and various state agencies. Failure to meet minimum capital requirements can result in certain mandatory and discretionary actions from state regulators and HUD that, if undertaken, could have a direct material effect on the financial statements. The Corporation must maintain minimum net worth for New Jersey of $50,000 and $63,000 for HUD. As of December 31, 2010 and 2009, the Corporation was in compliance with these requirements.

UNITED COMMUNITY MORTGAGE CORPORATION
NOTES TO THE FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2010 AND 2009

NOTE 7 – LEASE COMMITMENTS:

The Corporation occupies office space under an operating lease agreement effective March 1, 2007 and ending February 28, 2012. Rent expense charged to operations was $48,373 and $53,234 for the years ended December 31, 2010 and 2009, respectively.

The required minimum rental payments under the terms of the lease are as follows:

Year Ending December 31,
2011	$36,150
2012	9,400

$45,500

The Corporation also rents other office space on a month-to-month basis from a related party see Note 5.

UNITED COMMUNITY MORTGAGE CORPORATION

FINANCIAL REPORT
DECEMBER 31, 2009

UNITED COMMUNITY MORTGAGE CORPORATION
F.H.A. LICENSE NO. 12782-0000-5

CONTENTS

PAGE

INDEPENDENT AUDITOR'S REPORT - 2009	16

FINANCIAL STATEMENTS:

Balance Sheet	17

Statement of Income	18

Statement of Changes in Stockholders' Equity	19

Statement of Cash Flows	20

Notes to Financial Statements	21-23

CURCHIN

INDEPENDENT AUDITOR'S REPORT

We have audited the accompanying balance sheet of United Community Mortgage Corporation (a Title II – F.H.A. License No. 12782-0000-5) as of December 31, 2009 and the related statement of income, changes in stockholders' equity, and cash flows for the year then ended. The financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in *Government Auditing Standards*, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In accordance with *Government Auditing Standards*, we have also issued a report dated March 27, 2010 on our consideration of United Community Mortgage Corporation 's internal control over financial reporting. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and not to provide an opinion on the internal control over financial reporting. In accordance with *Government Auditing Standards*, we have also issued an opinion dated March 27, 2010, on United Community Mortgage Corporation 's compliance with certain provisions of laws, regulations, contracts, and grant agreements, and other matters that could have a direct and material effect on a major HUD-assisted program. Those reports are an integral part of an audit performed in accordance with *Government Auditing Standards* and should be read in conjunction with this report in considering the results of our audit.

The accompanying supplementary information (shown on pages 9-13) is presented for purposes of additional analysis and is not a required part of the basic financial statements of United Community Mortgage Corporation. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the financial statements taken as a whole.

The Curchin Group

THE CURCHIN GROUP, LLC

Red Bank, New Jersey
March 27, 2010

THE CURCHIN GROUP LLC
ASSURANCE SERVICES :: TAX :: FINANCIAL PLANNING :: BUSINESS ADVISORY
200 Schulz Drive, Suite 400 - Red Bank, NJ 07701-6745 (732) 747-0500 FAX (732) 747-7700 www.curchin.com

ASSETS

CURRENT ASSETS:	
Cash and equivalents	$ 110,829
Mortgage loans available-for-sale	542,871
Other receivables	683,886
Total current assets	1,337,586
PROPERTY AND EQUIPMENT, net of accumulated depreciation and amortization	43,469
OTHER ASSETS:	
Note receivable	550,000
Deposits	10,439
Total other assets	560,439
	$1,941,494

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:	
Note payable - warehouse credit line	$ 907,203
Accounts payable and accrued expenses	35,360
Total current liabilities	942,563
STOCKHOLDERS' EQUITY:	
Common stock, no par value; 1,000 shares authorized; issued and outstanding	495,000
Preferred stock, $1,000 par value, 550 share authorized; issued and outstanding	550,000
Accumulated deficit	(46,069)
Total stockholders' equity	998,931
	$1,941,494

See accompanying notes to financial statements.

UNITED COMMUNITY MORTGAGE CORPORATION
F.H.A. LICENSE NO. 12782-0000-5
STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 2009

REVENUE:	
Loan origination fees	$2,067,709
EXPENSES:	
Direct costs	664,378
Salaries	607,250
Payroll taxes and employee benefits	172,386
Occupancy	85,622
Advertising and promotion	16,454
Interest expense	167,447
Office supply and expense	94,942
Telephone	29,727
Audit fees	18,000
Legal fees	4,300
Other professional fees	57,860
Insurance	16,421
Auto and travel	56,954
Repairs and maintenance	9,782
Miscellaneous	51,804
Licenses and permits	4,812
Depreciation and amortization	17,250
Total expenses	2,075,389
INCOME FROM OPERATIONS	(7,680)
PROVISION FOR INCOME TAXES	2,345
NET LOSS	$ (10,025)

See accompanying notes to financial statements.

	Common Stock	Preferred Stock	Accumulated Deficit	Total
BALANCE, JANUARY 1, 2009	$495,000	$550,000	$ (36,044)	$1,008,956
Net loss	-	-	(10,025)	(10,025)
BALANCE, DECEMBER 31, 2009	$495,000	$550,000	$ (46,069)	$ 998,931

See accompanying notes to financial statements.

UNITED COMMUNITY MORTGAGE CORPORATION
F.H.A. LICENSE NO. 12782-0000-5
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2009

CASH FLOWS FROM OPERATING ACTIVITIES:	
Net loss	$ (10,025)
Adjustments to reconcile net loss to net cash flows from operating activities:	
Depreciation and amortization	17,250
Changes in operating assets and liabilities:	
Mortgage loans available-for-sale	2,097,057
Other receivables	(451,192)
Accounts payable and accrued expenses	(47,015)
Net cash flows from operating activities	1,606,075
CASH FLOWS FROM INVESTING ACTIVITIES -	
Purchase of property and equipment	(14,633)
CASH FLOWS FROM FINANCING ACTIVITIES:	
Repayments on long-term debt	(4,186)
Borrowings from note payable - warehouse credit line, net	(1,597,770)
Net cash flows from financing activities	(1,601,956)
NET CHANGE IN CASH	(10,514)
CASH AND EQUIVALENTS, BEGINNING OF YEAR	121,343
CASH AND EQUIVALENTS, END OF YEAR	$ 110,829
SUPPLEMENTAL CASH FLOW INFORMATION:	
Cash paid during the year for:	
Interest	$ 167,447
Income taxes	$ 2,352

See accompanying notes to financial statements.

(b)  Pro Forma financial information

PSM Holdings, Inc. and Subsidiaries
Unaudited Pro Forma Financial Information

The following presents our unaudited pro forma financial information.  The pro forma statements of operations give effect to the business acquisition of United Community Mortgage Corp. (“UCMC”), a New Jersey corporation, as if the acquisition had occurred at July 1, 2009. The unaudited pro forma balance sheet as of December 31, 2010 has been prepared as if the acquisition occurred on that date. The pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable.

The unaudited pro forma financial information is for informational purposes only and does not purport to present what our results would actually have been had these transactions actually occurred on the dates presented or to project our results of operations or financial position for any future period. The information set forth below should be read  together with the significant notes and assumptions to the pro forma statements, and the PSM Holdings, Inc. Annual Report on Form 10-K for the fiscal year ended June 30, 2010 and Quarterly Report on Form 10-Q for the quarter ended December 31, 2010 which are incorporated by reference in this Form 8-K/A, and the audited financial statements of UCMC for the years ended December 31, 2010 and 2009, including the notes thereto, included in this Form 8-K/A.

PSM HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA BALANCE SHEET
DECEMBER 31, 2010

	Historical
	Acquirer	Acquiree	Proforma Adjustments
	PSM Holdings	UCMC	Debit		Credit	Pro Forma
ASSETS
Current Assets:
Cash & cash equivalents	$122,774	$228,469	13,664	1, 2,	228,469	$118,438
				3	18,000
Accounts receivable, net	65,208	-				65,208
Current portion of notes receivable	-	189,654	189,654	1, 2	189,654	189,654
Other assets	636	4,763	250	1, 2	4,763	886
Total current assets	188,618	422,886				374,186

Property and equipment, net	13,568	19,219	15,625	1, 2	19,219	29,194

Goodwill	-	-	1,087,432	2		1,087,432
Loan receivable	90,891	-				90,891
Note Receivable	-	675,000	360,000	1, 2	675,000	360,000
NWBO License, net	547,387	-				547,387
Security deposits	-	8,375	8,375	1, 2	8,375	8,375
Total Assets	$840,465	$1,125,480				$2,497,465

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable	$160,578	$24,345	24,345	1, 2		$160,578
Accrued liabilities	2,374	7,000	7,000	1, 2		2,374
Total current liabilities	162,952	31,345				162,952

Long-term Liabilities:
Due to related party	100,000	-				100,000
Total long-term liabilities	100,000	-				100,000

Total Liabilities	262,952	31,345				262,952

Stockholders' Equity:
Common stock	14,195	260,000	260,000	1, 2	2,393	16,588
Preferred stock	-	806,200	806,200	1, 2		-
Treasury stock	(22,747)	-				(22,747)
Additional paid in capital	8,387,102	-			1,672,607	10,059,709
Accumulated deficit	(7,801,038)	27,935	27,935	1, 2		(7,819,038)
			18,000	3
Total stockholders' equity	577,513	1,094,135				2,234,514

Total Liabilities and Stockholders' Equity	$840,465	$1,125,480	$2,818,480		$2,818,480	$2,497,465

See Unaudited Significant Notes and Assumptions to Pro Forma Financial Statements.

PSM HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2010

	Historical
	Acquirer	Acquiree	Pro Forma Adjustments
	PSM Holdings	UCMC	Debit		Credit	Pro Forma
Revenues	$2,414,314	$514,681				$2,928,996

Operating expenses
Selling, general & administrative	2,412,730	327,925				2,740,656
Depreciation and amortization	34,425	17,250	3,906	5		55,581
Total operating expenses	2,447,155	345,175				2,796,237

Income (loss) from operations	(32,841)	169,506				132,759

Non-operating income (expense):
Interest expense	(4,540)	(9,172)				(13,712)
Interest and dividend	1,324	13,353				14,677
Realized gain (loss) on sale of securities	5,057	-				5,057
Other Income (Expense)	13,174	-				13,174
Total non-operating income (expense)	15,016	4,181				19,197

Income (loss) from continuing operations before income tax	(17,825)	173,687				151,956

Provision for income tax	-	520				520

Net Income (loss)	(17,825)	174,207				152,476

Other comprehensive income (loss):
Unrealized gain (loss) on marketable securities	(2,666)	-				(2,666)

Comprehensive income (loss)	$(20,491)	$174,207	$3,906		$-	$149,810

Net income (loss) per common share and equivalents -
basic and diluted loss from operations	$(0.00)					$(0.00)

Weighted average shares of share capital outstanding
- basic & diluted	14,166,152					16,559,010

Weighted average number of shares used to compute basic and diluted loss per share for the six month periods ended December 31, 2010 is the same since the effect of dilutive securities is anti-dilutive.

See Unaudited Significant Notes and Assumptions to Pro Forma Financial Statements.

PSM HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2010

	Historical
	Acquirer	Acquiree	Pro Forma Adjustments
	PSM Holdings	UCMC	Debit		Credit	Pro Forma
Revenues	$3,832,902	$919,000				$4,751,901

Operating expenses
Selling, general & administrative	8,149,526	1,497,697				9,647,223
Depreciation and amortization	69,501	10,009	7,813	4		87,322
Total operating expenses	8,219,027	1,507,706				9,734,546

Loss from operations	(4,386,125)	(588,707)				(4,982,645)

Non-operating income (expense):
Interest expense	(11,466)	(18,718)				(30,183)
Interest and dividend	12,690	107,221				119,911
Realized gain (loss) on sale of securities	(3,084)	-				(3,084)
Other Income (Expense)	23,056	(26,990)				(3,934)
Total non-operating income (expense)	21,196	61,514				82,710

Loss from continuing operations before income tax	(4,364,929)	(527,193)				(4,899,935)

Provision for income tax	-	1,345				1,345

Net loss	(4,364,929)	(528,538)				(4,901,280)

Other comprehensive income (loss):
Unrealized gain (loss) on marketable securities	12,436	-				12,436

Comprehensive income (loss)	$(4,352,493)	$(528,538)	$7,813		$-	$(4,888,843)

Net loss per common share and equivalents -
basic and diluted loss from operations	$(0.33)					$(0.31)

Weighted average shares of share capital outstanding
- basic & diluted	13,233,786					15,626,644

Weighted average number of shares used to compute basic and diluted loss per share for the six month periods ended December 31, 2010 is the same since the effect of dilutive securities is anti-dilutive.

See Unaudited Significant Notes and Assumptions to Pro Forma Financial Statements.

PSM Holdings, Inc. and Subsidiaries
Significant Notes and Assumptions to Pro-Forma Financial Statements
(Unaudited)

On March 15, 2011, we completed a business acquisition of United Community Mortgage Corp.  The closing was held for the Agreement and Plan of Merger dated March 9, 2011, (the “Merger Agreement”) with United Community Mortgage Corp. (“UCMC”), a New Jersey corporation, and its sole shareholder, Edward Kenmure, Prime Source Mortgage, Inc. (“PSMI”), and PSM Acquisition, Inc., a newly created New Jersey corporation and wholly-owned subsidiary of PSMI (“Merger Sub”). On March 16, 2011, the closing became effective with the filing of the Articles of Merger in the State of New Jersey to complete the merger of the Merger Sub with and into UCMC. UCMC was the surviving corporation of the merger and has become a wholly-owned subsidiary of PSMI. Mr. Kenmure, as the sole shareholder of UCMC received 2,392,858 shares of PSM Holdings, Inc. (PSMH) in exchange for all of the outstanding equity securities of UCMC. As a result of the transaction, Mr. Kenmure owned approximately 14% of the outstanding common shares of PSMH. The common shares issued by us to Kenmure have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The accompanying unaudited pro-forma financial information reflects the financial statements of PSM Holdings, Inc. and Subsidiary, and UCMC. The pro-forma adjustments to the balance sheet give effect to the acquisition as if it occurred on December 31, 2010. The pro-forma adjustments to the statements of operations give effect to the acquisition as it occurred on July 1, 2009.

Significant assumptions include:

The shares issued to Edward Kenmure, owner of UCMC were calculated contractually valued at $1,675,000 based on issuance of 2,392,858 shares of our common stock at $0.70 per share which was based on the closing price per share on the date of closing the Agreement.

We incurred a non-recurring $18,000 of professional fees for legal and accounting related to the acquisition which is reflected as adjustments to accumulated deficit at December 31, 2010.

The purchase price was allocated first to record identifiable assets and liabilities at fair value and the remainder to goodwill, pending completion of independent valuation at which time the goodwill amount may change and will be allocated to licenses and permits and other intangible assets. The purchase price was allocated as follows:

Cash and cash equivalents	$13,664
Notes receivable	549,654
Other current assets	250
Property and equipment	15,625
Other assets	8,375
Total assets acquired	587,568
Liabilities assumed	-
Net assets acquired	587,568
Goodwill	1,087,432
Total purchase price	$1,675,000

Notes receivable consist of (a) Letter of Repayment with three employees in the amount of $189,654 for funds advanced to them as a loan. These loans are unsecured, non-interest bearing and due on demand, and (b) a Promissory Note with an unrelated third party for a principal sum of $360,000, principal and unpaid interest shall be due and payable in full on December 1, 2016. The Promissory Note is secured by real estate parcels.

Depreciation of property and equipment has been given effect to the acquisition as if it occurred on July 1, 2009.

The following reflect the pro forma adjustments as at December 31, 2010:

PSM HOLDINGS, INC. AND SUBSIDIARIES
Unaudited Pro Forma Adjustments

		Debit	Credit
1	Cash and cash equivalents		$228,469
	Current portion of notes receivable		189,654
	Other assets		4,763
	Property and equipment		19,219
	Note receivable		675,000
	Security deposits		8,375
	Accounts payable	$24,345
	Accrued liabilities	7,000
	Common stock	260,000
	Preferred stock	806,200
	Accumulated deficit	27,935
	To remove assets not acquired and liabilities not assumed.

2	Cash and cash equivalents	$13,664
	Current portion of notes receivable	189,654
	Other current assets	250
	Property and equipment	15,625
	Notes receivable	360,000
	Security deposits	8,375
	Goodwill	1,087,432
	Common stock		$2,393
	Additional paid in capital		1,672,607
	To record at fair market value assets acquired and liabilities assumed pursuant to the Stock Purchase Agreement.

3	Accumulated deficit	$18,000
	Cash		$18,000
	To record non-recurring professional fees (acquirer expense) incurred in the acquisition for the year ended June 30, 2010.

4	Depreciation expense	$7,813
	Accumulated deficit		$7,813
	To record annual amortization of tangible assets acquired for year ended June 30, 2010.

5	Depreciation expense	$3,906
	Accumulated deficit		$3,906
	To record amortization of tangible assets acquired for the six months ended December 31, 2010.
	Total	$2,830,200	$2,830,200